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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                             -----------------------
                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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        California                     0-11071                84-0685613
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation)                                    Identification Number)


         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))


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ITEM 1.01  Entry into a Material Definitive Agreement

     On January 1, 2005, Image Entertainment, Inc. (the "Company") perfected the formation of Egami Media, Inc., a Delaware corporation, as a new wholly-owned subsidiary. The Company approved an incentive compensation plan for employees, directors and consultants of Egami, and reserved shares of common stock equal to approximately twenty percent of the initially outstanding shares for issuance under the plan.

     The Company capitalized Egami and entered into an exclusive sublicense and subdistribution agreement. The agreement grants Egami all of the Company's rights to exploit Internet and digital downloading for over 250 titles for which the Company currently has such rights. The agreement also grants Egami the digital rights for all future titles for which the Company acquires such rights, subject to Egami contributing a proportionate share of any required advances, and a limited term in the event of a change in control. The agreement also allows Egami to utilize services of the Company, including production, information technology and royalty processing, at fair market rates on an as available basis.

     The Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based, unless otherwise required by law.

ITEM 7.01  Regulation FD Disclosure

     On January 6, 2005, the Company issued a press release announcing Egami Media, Inc., a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01  Financial Statements And Exhibits

       (c)    Exhibits

             Exhibit 99.1     Press release dated January 6, 2005




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMAGE ENTERTAINMENT, INC.


Dated:     January 6, 2005          By:  /s/ JEFF M. FRAMER
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                                         Name     Jeff M. Framer
                                         Title:   Chief Financial Officer